Exhibit 99.3

PDL BioPharma, Inc.
Q1-2013
May 9, 2013

Following are some of the key points regarding PDL’s first quarter 2013 financial and business results.

Net Income

•
Net income for the first quarter of 2013 was $53.5 million or $0.36 per diluted share as compared with $40.2 million, or $0.29 per diluted share in the comparable quarter of 2012. The increase in net income is due to the 19 percent increase in royalty revenues and the resulting 33 percent increase in net income.

2013 Dividends

•
On January 30, 2013, PDL’s Board of Directors declared regular quarterly dividends of $0.15 per share of common stock, payable on March 12, June 12, September 12 and December 12 of 2013 to all stockholders who own shares of PDL on March 5, June 5, September 5 and December 5 of 2013, the record dates for each of the dividend payments, respectively.

•	On March 12, 2013, PDL paid the first quarterly dividend to stockholders of record totaling $21 million using earnings generated in the first quarter of 2013.

Income Generating Assets

•	Closed three significant transactions in 2012 and one so far in 2013

•	Credit Agreement / Royalty Transaction with Avinger, Inc. on April 18, 2013

o	PDL financing Avinger for $40 million, including $20 million cash funded on April 18 and up to $20 million more upon completion of certain revenue milestones.

o	PDL to receive interest on the principal and a low single-digit royalty on Avinger’s revenues from product sales through April 2018.

o
Avinger has developed a new technology and a new approach to treatment of vascular disease called lumivascular (lumi = light, vascular = artery). Already commercially available is Ocelot, the first line of devices using lumivascular technology, used in procedures to open totally occluded arteries in the legs.  The company is also developing a line of lumivascular atherectomy devices, called Pantheris, which will be used to remove plaque from the arteries affected by peripheral artery disease.

Updates on Approved Royalty Bearing Products

Avastin® (bevacizumab):
•	On April 11, 2013, Genentech/Roche reported that 1Q13 worldwide sales increased by 11% on a constant exchange basis.
o	In EU, higher sales were driven by increased use in ovarian cancer and metastatic colorectal cancer.
o	In US, increased sales also reflected greater use in the treatment of metastatic colorectal cancer through multiples lines.
o	In Japan, Avastin experienced steady growth in non-small cell lung cancer.
•	On December 12, 2012, Genentech/Roche announced that EMA approved the use of Avastin in second line metastatic colorectal cancer.
•	On January 24, 2013, FDA granted a similar approval.
•
At ASCO, Genentech/Roche will present additional data from the previously announced NIH trial in patients with recurrent and metastatic cervical cancer comparing Avastin plus two chemotherapies against two chemotherapies that met its primary endpoint of improving median overall survival by 3.7 months.

Herceptin® (trastuzumab):
•	On April 11, 2013, Genentech/Roche reported that 1Q13 worldwide sales increased by 11% on a constant exchange basis.
o	Much of the growth was seen in US and emerging markets.

PDL BioPharma, Inc.
Q1-2013
May 9, 2013

Lucentis® (ranibizumab):
•	On April 11, 2013, Genentech/Roche reported that 1Q13 US sales increased by 1% on a constant exchange basis.
o
In US, Roche said that the competitive environment in age-related macular degeneration remains challenging, that share is stable in retinal vein occlusion and that it is increasing in diabetic macular edema.

•	On April 24, 2013, Novartis reported that 1Q13 ex-US sales increased by 7% on a constant exchange basis.
o	Ex-US, Lucentis is facing competition in several markets, including Japan, Australia and Germany, from Eylea.

Actemra® (tocilizumab):
•	On April 11, 2013, Genentech/Roche reported that 1Q13 worldwide sales increased by 32% on a constant exchange basis.
o	Sales growth was driven by monotherapy use with US being the biggest contributor to growth.

•	On April 30, 2013, Genentech/Roche announced that FDA had approved its use for the treatment of a rare, debilitating condition in children known as polyarticular juvenile idiopathic arthritis.

Perjeta™ (pertuzumab):
•	On April 11, 2013 Genentech/Roche reported 1Q13 sales of CHF 50 million.
•	Genentech/Roche announced EMA approval in March 2013.
•	Genentech/Roche expects to file in 2Q13 for approval in US in neo-adjuvant setting for HER2+ breast cancer.

Kadcyla™ (TDM-1 or ado-trastuzumab emtansine):
•	On April 13, 2013, Genentech/Roche reported 1Q13 sales of CHF 18 million.

o	Already included in National Comprehensive Cancer Network (NCCN) guidelines.

o	Enrolled first patient in April 2013 in Phase 3 in adjuvant setting under SPA in US

Updates on Select Development Stage Potential Royalty Bearing Products

Obinutuzumab:
•
At ASCO, Genentech/Roche will present additional data from previously announced Stage 1 of Phase 3 trial in patients with previously untreated chronic lymphocytic leukemia that showed treatment with obinutuzumab plus chemotherapy significantly reduced the risk of disease worsening or death compared to treatment with chemotherapy.

o
Stage1 also included a pre-planned progression-free-survival (PFS) futility analysis comparing obinutuzumab plus chemotherapy to Rituxan plus chemotherapy. The goal of the futility analysis was to evaluate the likelihood that the study would meet its pre-specified endpoint criteria during Stage 2 analysis - improved efficacy (PFS) in the direct comparison of obinutuzumab plus chemotherapy to Rituxan plus chemotherapy.

o	The independent Data and Safety Monitoring Board (DSMB) assessment concluded that Stage 2 of the study should continue until its final analysis.

Forward-looking Statements

This document contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Each of these forward-looking statements involves risks and uncertainties. Actual results may differ materially from those, express or implied, in these forward-looking statements. Important factors that could impair the value of the Company's royalty assets, restrict or impede the ability of the Company to invest in new income generating assets and limit the Company's ability to pay dividends are disclosed in the risk factors contained in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission. All forward-looking statements are expressly qualified in their entirety by such factors. We do not undertake any duty to update any forward-looking statement except as required by law.

PDL BioPharma, Inc.
Q1-2013
May 9, 2013

Royalty Revenue by Product ($ in 000's) *

Avastin	Q1	Q2	Q3	Q4	Total
2013	33,234	-	-	-	33,234
2012	23,215	41,670	25,955	30,041	120,882
2011	22,283	41,967	23,870	22,886	111,006
2010	16,870	44,765	29,989	24,922	116,547
2009	13,605	35,161	21,060	15,141	84,966
2008	9,957	30,480	19,574	12,394	72,405
2007	8,990	21,842	17,478	9,549	57,859
2006	10,438	15,572	15,405	12,536	53,952

Herceptin	Q1	Q2	Q3	Q4	Total
2013	30,287	-	-	-	30,287
2012	25,702	44,628	30,433	28,307	129,070
2011	25,089	42,209	31,933	21,812	121,042
2010	23,402	38,555	27,952	25,441	115,350
2009	16,003	32,331	26,830	18,615	93,779
2008	14,092	34,383	28,122	20,282	96,880
2007	19,035	28,188	22,582	14,802	84,608
2006	15,142	19,716	21,557	20,354	76,769

Lucentis	Q1	Q2	Q3	Q4	Total
2013	12,032	-	-	-	12,032
2012	10,791	27,938	12,552	11,097	62,377
2011	8,878	24,313	12,157	10,750	56,099
2010	7,220	19,091	10,841	8,047	45,198
2009	4,621	12,863	8,123	6,152	31,759
2008	3,636	11,060	7,631	4,549	26,876
2007	2,931	6,543	6,579	3,517	19,570
2006	-	-	289	3,335	3,624

Xolair	Q1	Q2	Q3	Q4	Total
2013	5,930	-	-	-	5,930
2012	5,447	8,609	6,504	6,145	26,705
2011	4,590	7,621	5,916	5,823	23,949
2010	3,723	6,386	4,980	4,652	19,741
2009	2,665	5,082	4,085	3,722	15,553
2008	1,488	4,866	3,569	2,927	12,850
2007	1,684	3,942	3,332	2,184	11,142
2006	2,263	2,969	3,041	2,495	10,768

Perjeta	Q1	Q2	Q3	Q4	Total
2013	340	-	-	-	340
2012	-	-	58	250	308
2011	-	-	-	-	-
2010	-	-	-	-	-
2009	-	-	-	-	-
2008	-	-	-	-	-
2007	-	-	-	-	-
2006	-	-	-	-	-

Tysabri	Q1	Q2	Q3	Q4	Total
2013	12,965	-	-	-	12,965
2012	11,233	12,202	11,749	12,255	47,439
2011	9,891	10,796	11,588	11,450	43,725
2010	8,791	8,788	8,735	9,440	35,754
2009	6,656	7,050	7,642	8,564	29,912
2008	3,883	5,042	5,949	6,992	21,866
2007	839	1,611	2,084	2,836	7,370
2006	-	-	-	237	237

Actemra	Q1	Q2	Q3	Q4	Total
2013	2,631	-	-	-	2,631
2012	1,705	2,074	2,145	2,462	8,385
2011	913	1,136	1,401	1,460	4,910
2010	1,587	237	315	688	2,827
2009	585	537	909	1,197	3,228
2008	44	-	146	369	559
2007	32	-	-	17	49
2006	-	-	-	-	-

* As reported to PDL by its licensees
Totals may not sum due to rounding

PDL BioPharma, Inc.
Q1-2013
May 9, 2013

Reported Net Sales Revenue by Product ($ in 000's) *

Avastin	Q1	Q2	Q3	Q4	Total
2013	1,653,108	-	-	-	1,653,108
2012	1,502,757	1,573,727	1,551,327	1,662,977	6,290,788
2011	1,597,461	1,582,705	1,581,095	1,469,994	6,231,255
2010	1,506,788	1,596,892	1,594,707	1,646,218	6,344,605
2009	1,345,487	1,295,536	1,439,730	1,514,053	5,594,806
2008	980,715	1,084,930	1,180,427	1,239,382	4,485,454
2007	678,068	746,587	797,013	875,084	3,096,752
2006	439,318	516,052	570,551	592,897	2,118,817

Herceptin	Q1	Q2	Q3	Q4	Total
2013	1,681,574	-	-	-	1,681,574
2012	1,515,255	1,625,313	1,663,695	1,650,495	6,454,759
2011	1,391,568	1,559,975	1,642,898	1,432,771	6,027,211
2010	1,270,846	1,349,512	1,300,934	1,409,310	5,330,602
2009	1,210,268	1,133,993	1,226,435	1,278,626	4,849,323
2008	1,105,426	1,195,215	1,211,982	1,186,806	4,699,428
2007	891,761	949,556	979,602	1,015,033	3,835,952
2006	529,585	659,719	761,099	803,576	2,753,979

Lucentis	Q1	Q2	Q3	Q4	Total
2013	1,203,179	-	-	-	1,203,179
2012	1,079,092	1,086,543	1,097,541	1,109,695	4,372,871
2011	887,757	943,418	1,052,809	1,075,015	3,958,999
2010	721,967	698,890	745,376	804,684	2,970,917
2009	462,103	469,736	555,296	615,212	2,102,347
2008	363,615	393,682	460,167	454,922	1,672,386
2007	224,820	219,579	299,995	322,300	1,066,695
2006	-	-	10,689	157,742	168,431

Xolair	Q1	Q2	Q3	Q4	Total
2013	341,309	-	-	-	341,309
2012	310,234	314,638	347,796	340,431	1,313,100
2011	267,754	277,642	310,874	314,911	1,171,182
2010	228,859	225,878	251,055	263,389	969,179
2009	184,669	181,086	211,006	219,693	796,454
2008	137,875	169,521	177,179	183,753	668,329
2007	129,172	130,700	144,250	147,754	551,876
2006	95,241	99,354	112,608	118,002	425,204

Perjeta	Q1	Q2	Q3	Q4	Total
2013	34,008	-	-	-	34,008
2012	-	-	5,080	25,000	30,079
2011	-	-	-	-	-
2010	-	-	-	-	-
2009	-	-	-	-	-
2008	-	-	-	-	-
2007	-	-	-	-	-
2006	-	-	-	-	-

Tysabri	Q1	Q2	Q3	Q4	Total
2013	434,677	-	-	-	434,677
2012	374,430	401,743	391,623	408,711	1,576,508
2011	329,696	356,876	388,758	381,618	1,456,948
2010	293,047	287,925	293,664	316,657	1,191,292
2009	221,854	229,993	257,240	285,481	994,569
2008	129,430	163,076	200,783	233,070	726,359
2007	30,468	48,715	71,972	94,521	245,675
2006	-	-	-	7,890	7,890

Actemra	Q1	Q2	Q3	Q4	Total
2013	87,703	-	-	-	87,703
2012	56,662	66,624	71,505	82,053	276,843
2011	30,433	35,370	46,709	48,671	161,183
2010	52,908	5,405	10,493	22,919	91,725
2009	19,504	17,920	30,313	39,888	107,625
2008	1,452	1,377	5,981	12,305	21,115
2007	-	-	-	1,137	1,137
2006	-	-	-	-	-

* As reported to PDL by its licensees
Totals may not sum due to rounding

PDL BioPharma, Inc.
Q1-2013
May 9, 2013

Manufacturing Location & Sales - Genentech / Roche & Novartis ($ in 000's) *

Avastin Sales	2011 - Q4	2012 - Q1	2012 - Q2	2012 - Q3	2012 - Q4	2013 - Q1
US Made & Sold	684,878	652,824	724,483	679,914	710,501	664,109
US Made & ex-US Sold	375,830	448,037	532,979	428,976	281,905	161,369
ex-US Made & Sold	409,286	401,896	316,265	442,437	670,572	827,629
Total	1,469,994	1,502,757	1,573,727	1,551,327	1,662,977	1,653,108
US Made & Sold	47%	43%	46%	44%	43%	40%
US Made & ex-US Sold	26%	30%	34%	28%	17%	10%
ex-US Made & Sold	28%	27%	20%	29%	40%	50%

Herceptin Sales	2011 - Q4	2012 - Q1	2012 - Q2	2012 - Q3	2012 - Q4	2013 - Q1
US Made & Sold	453,168	456,920	497,109	503,612	515,790	514,113
US Made & ex-US Sold	612,908	523,353	466,477	545,625	552,127	486,400
ex-US Made & Sold	366,695	534,982	661,727	614,459	582,578	681,060
Total	1,432,771	1,515,255	1,625,313	1,663,695	1,650,495	1,681,574
US Made & Sold	32%	30%	31%	30%	31%	31%
US Made & ex-US Sold	43%	35%	29%	33%	33%	29%
ex-US Made & Sold	26%	35%	41%	37%	35%	41%

Lucentis Sales	2011 - Q4	2012 - Q1	2012 - Q2	2012 - Q3	2012 - Q4	2013 - Q1
US Made & Sold	428,884	433,428	412,131	385,746	381,592	392,207
US Made & ex-US Sold	646,131	645,665	674,411	711,795	728,103	810,972
ex-US Made & Sold	-	-	-	-	-	-
Total	1,075,015	1,079,092	1,086,543	1,097,541	1,109,695	1,203,179
US Made & Sold	40%	40%	38%	35%	34%	33%
US Made & ex-US Sold	60%	60%	62%	65%	66%	67%
ex-US Made & Sold	0%	0%	0%	0%	0%	0%

Xolair Sales	2011 - Q4	2012 - Q1	2012 - Q2	2012 - Q3	2012 - Q4	2013 - Q1
US Made & Sold	188,728	185,505	193,600	211,702	210,892	207,976
US Made & ex-US Sold	-	-	-	-	-	-
ex-US Made & Sold	126,184	124,729	121,039	136,094	129,540	133,333
Total	314,911	310,234	314,638	347,796	340,431	341,309
US Made & Sold	60%	60%	62%	61%	62%	61%
US Made & ex-US Sold	0%	0%	0%	0%	0%	0%
ex-US Made & Sold	40%	40%	38%	39%	38%	39%

Perjeta Sales	2011 - Q4	2012 - Q1	2012 - Q2	2012 - Q3	2012 - Q4	2013 - Q1
US Made & Sold	-	-	-	5,080	24,571	32,377
US Made & ex-US Sold	-	-	-	-	428	1,632
ex-US Made & Sold	-	-	-	-	-	-
Total	-	-	-	5,080	25,000	34,008
US Made & Sold	0%	0%	0%	100%	98%	95%
US Made & ex-US Sold	0%	0%	0%	0%	2%	5%
ex-US Made & Sold	0%	0%	0%	0%	0%	0%

Total Sales	2011 - Q4	2012 - Q1	2012 - Q2	2012 - Q3	2012 - Q4	2013 - Q1
US Made & Sold	1,755,657	1,728,678	1,827,323	1,786,053	1,843,345	1,810,783
US Made & ex-US Sold	1,634,869	1,617,054	1,673,867	1,686,395	1,562,564	1,460,373
ex-US Made & Sold	902,165	1,061,607	1,099,031	1,192,990	1,382,690	1,642,023
Total	4,292,691	4,407,339	4,600,221	4,665,438	4,788,598	4,913,178
US Made & Sold	41%	39%	40%	38%	38%	37%
US Made & ex-US Sold	38%	37%	36%	36%	33%	30%
ex-US Made & Sold	21%	24%	24%	26%	29%	33%

* As reported to PDL by its licensees
Totals may not sum due to rounding